EATON VANCE 1-TO-10 YEAR LADDERED CORPORATE BOND FUND

Supplement to Summary Prospectus dated January 1, 2019 as revised November 1, 2019

The following changes are effective:

1.       The following replaces “Fees and Expenses of the Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance Funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 14 of the Fund’s Prospectus and page 20 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.32%	0.32%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	1.15%	1.15%
Total Annual Fund Operating Expenses	1.72%	1.47%
Expense Reimbursement(1)	(1.07)%	(1.07)%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.65%	0.40%
(1)	The investment adviser and administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.65% for Class A shares and 0.40% for Class I shares. This expense reimbursement will continue through December 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$290	$652	$1,039	$2,122
Class I shares	$41	$359	$701	$1,665

2.       The following replaces the Average Annual Total Return table and footnotes under “Performance”:

Average Annual Total Return as of December 31, 2017	One Year	Life of Fund
Class A Return Before Taxes	1.79%	-0.09%
Class A Return After Taxes on Distributions	0.79%	-1.04%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	1.01%	-0.50%
Class I Return Before Taxes	4.36%	1.99%
Bloomberg Barclays U.S. Intermediate Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	3.92%	1.49%

These returns reflect the maximum sales charge for Class A (2.25%) effective December 2, 2019. The Fund commenced operations on September 27, 2016. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for the other Class of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

December 2, 2019	33982 12.2.19